MERRILL LYNCH
HEALTHCARE
FUND, INC.








FUND LOGO








Annual Report

April 30, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH HEALTHCARE FUND, INC.


Worldwide
Iinvestments
As Of 4/30/97


Ten Largest Holdings            Percent of
Represented in the Portfolio    Net Assets

Warner-Lambert Co.                 8.0%
Bristol-Myers Squibb Co.           7.0
Novartis AG (Registered)           4.9
Baxter International, Inc.         4.6
Johnson & Johnson Co.              3.7
Sepracor Inc.                      3.6
Becton Dickinson & Company         3.4
Cardinal Health, Inc.              3.2
Lilly (Eli) and Co.                3.1
Pfizer, Inc.                       2.9

Breakdown of Securities         Percent of
By Country                      Net Assets

United States                     74.1%
Switzerland                        5.7
Germany                            5.1
United Kingdom                     5.0
Japan                              2.4
Finland                            2.2
Sweden                             1.9
Denmark                            0.2
Israel                             0.1


Industries Represented          Percent of
In the Portfolio                Net Assets

Pharmaceutical--Consumer          24.2%
Medical Specialties               23.6
Pharmaceutical--Prescription      20.1
Health Care Cost Containment      15.5
Pharmaceutical--Diversified        7.2
Biotechnology                      5.0
Diagnostics                        1.1





Important Tax
Information
(unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Healthcare Fund, Inc. during its taxable year ended April 30, 1997.
                   Record       Payable   Domestic Qualifying   Domestic Non-Qualifying      Total          Long-Term
                    Date         Date       Ordinary Income        Ordinary Income       Ordinary Income   Capital Gains
Class A Shares:   12/16/96     12/24/96       $0.019684             $0.320213             $0.339897          $0.299912

Class B Shares:   12/16/96     12/24/96       $0.016853             $0.274160             $0.291013          $0.299912

Class C Shares:   12/16/96     12/24/96       $0.017025             $0.276970             $0.293995          $0.299912

Class D Shares:   12/16/96     12/24/96       $0.018927             $0.307909             $0.326836          $0.299912

The domestic qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.



DEAR SHAREHOLDER


Fiscal Year in Review
For the 12 months ended April 30, 1997, total returns for Merrill
Lynch Healthcare Fund, Inc.'s Class A, Class B, Class C and Class D
Shares were +8.55%, +7.44%, +7.28% and +8.11%, respectively. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--8 of this report to shareholders.)

In the United States, the fiscal year ended April 30, 1997 was characterized by the outperformance of large-capitalization pharmaceutical and medical device companies relative to smaller capitalization biotechnology, medical technology, and healthcare service-oriented companies. In an economic climate of subdued inflation and interest rates, investors favored the visible, predictable and sustainable earnings growth rates of the healthcare product companies. The faster review of new drugs by the Food & Drug
Administration (FDA) continued to be a key component of superlative sales and earnings growth. Even the negative impact of the US dollar's strength on the earnings of multinational pharmaceutical companies was shrugged off by investors, although there were intermittent pullbacks because of currency-related concerns.

There were also periods when share prices of large-capitalization healthcare issues came under pressure when investors perceived that they would be vulnerable if the rate of inflation increased and interest rates continued to rise. These concerns proved to be short-lived. Investors renewed their enthusiasm for stocks of large-capitalization healthcare companies, and superior performance resumed by fiscal year-end. The ongoing consolidation in the global healthcare sector also continued to provide downside support.

During the fiscal year, Merrill Lynch Healthcare Fund, Inc. focused investments in large-capitalization pharmaceutical companies in the United States. This focus strongly contributed to investment returns for the fiscal year. The Fund's international investments, primarily in Europe, generally had positive returns but did not perform as well as those in the United States.

Despite our larger-capitalization focus, we retained positions in selected medical technology, biotechnology and medical cost-containment companies. Although these investments generally made a less-meaningful contribution to the Fund's investment returns for the fiscal year, we continue to believe that over the longer term the smaller capitalization holdings will provide attractive returns as they develop breakthrough treatments or new services. For example, Fund investment Coulter Pharmaceuticals, Inc. discovered, and is currently conducting clinical trials for, a new drug to treat non-Hodgkin's lymphoma. The drug has demonstrated unprecedented high response rates in early-stage studies and offers hope as a therapy for this deadly and presently untreatable form of cancer.

Two significant product developments highlighted the fiscal year and enhanced the share price performance of some key Fund holdings.
First, Bristol-Myers Squibb Co. underwrote a study that for the first time linked the use of lipid-reducing drugs, successful in lowering cholesterol, with an improvement in the survival rate of heart disease patients. The study's results boosted sales of lipid-reducing drugs. The share price of Bristol-Myers Squibb rose in response to the sales gains generated by the study. However, Warner-
Lambert Co. and Pfizer, Inc. benefited the most from this study.
Warner-Lambert developed Lipitor, a new potent cholesterol-lowering agent, and licensed Pfizer as co-marketer. Lipitor is dramatically gaining market share. The Fund has positions in Bristol-Myers
Squibb, Warner-Lambert and Pfizer, and benefited from their strong performances.

Second, as noted in our last report to shareholders, the FDA approved Rezulin for sale in the United States. The approval of this breakthrough treatment for insulin-dependent diabetes benefited shares of Sankyo Company, Ltd. from Japan, which discovered Rezulin, as well as its collaborators, Warner-Lambert Co. in the United
States and Glaxo Wellcome PLC in Europe. The Fund has investments in all of these companies, and their performances also benefited the Fund's performance for the fiscal year.

Detracting from the Fund's performance for the fiscal year were constrained share prices for several of the Fund's European holdings, such as Astra AB. Investors have begun to discount less-robust earnings growth for Astra when the patent for the company's key drug, Losec, expires in 2002. Several of the Fund's smaller-capitalization holdings also lagged the healthcare sector's performance as they awaited clinical study results and there was little news to sustain investor interest. This group of companies included: Vical, Inc., which has developed gene delivery systems;
Conceptus Inc., which is a pioneer in fertility enhancement through specialty catheter development; and IDEC Pharmaceuticals
Corporation, which is studying the usefulness of its proprietary monoclonal antibody as a cancer treatment.

Portfolio Matters
There was considerable stock market volatility during the quarter ended April 30, 1997. Investor sentiment fluctuated between concerns of an overheated, inflationary economy and expectations of a slowdown in business activity. In this uncertain environment, we continued to stress large-capitalization healthcare issues in the portfolio. When making new investments, we focused on highly liquid stocks with greater profitability potential, including selected health maintenance organizations (HMOs). For example, we believe that in the near term, at least, the outlook for United Healthcare
Corporation and Aetna Inc. have improved based on prospects for higher premiums and greater control of medical expenses.

Looking ahead, profitability of small to mid-capitalization healthcare companies may improve as they introduce new and important drugs and therapies. Prospects for improving share prices of these companies become even brighter if inflationary pressures remain contained and greater investor confidence leads to willingness to assume more risk. Therefore, as we continue to emphasize large-capitalization, highly liquid issues, we are maintaining investments in selected smaller-capitalization healthcare issues.

In Conclusion
We thank you for your continued investment in Merrill Lynch Health-care Fund, Inc., and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Jordan C. Schreiber)
Jordan C. Schreiber
Vice President and Portfolio Manager


May 28, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B
  Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total
Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000
Investment+++

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the S&P 500
Index. Beginning and ending values are:

                                         4/87           4/97

ML Healthcare Fund, Inc.++--

Class A Shares*                       $ 9,475        $24,737

S&P 500 Index++++                     $10,000        $37,572


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the S&P 500
Index. Beginning and ending values are:

                                     10/21/88**         4/97

ML Healthcare Fund, Inc.++--

Class B Shares*                       $10,000        $24,502

S&P 500 Index++++                     $10,000        $36,216


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                     10/21/94**         4/97

ML Healthcare Fund, Inc.++--

Class C Shares*                       $10,000        $16,065

ML Healthcare Fund, Inc.++--

Class D Shares*                       $ 9,475        $15,173

S&P 500 Index++++                     $10,000        $18,286

   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare.
++++This unmanaged broad-based Index is comprised of common stocks.

    Past performance is not predictive of future performance.



Average Annual
Total Return+++


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                        + 4.20%        - 1.27%
Five Years Ended 3/31/97                  +10.62         + 9.43
2/01/90++ through 3/31/97                 +12.18         +11.34
Ten Years Ended 3/31/97                   +10.04         + 9.45

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.


                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/97                        + 3.04%        - 0.59%
Five Years Ended 3/31/97                  + 9.48         + 9.48
2/01/90++ through 3/31/97                 +11.03         +11.03
Inception (10/21/88) through 3/31/97      +10.93         +10.93

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/97                        + 3.10%        + 2.20%
Inception (10/21/94) through 3/31/97      +20.41         +20.41

  *Maximum contingent sales charge is 1% and is reduced to 0% after 1 year.
 **Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                        + 3.88%        - 1.58%
Inception (10/21/94) through 3/31/97      +20.25         +17.63

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


+++See Important Note on page 8.


PERFORMANCE DATA (continued)


Recent
Performance
Results*
                                                                                    12 Month    3 Month
                                                  4/30/97    1/31/97    4/30/96     % Change    % Change
Class A Shares                                     $5.05      $5.15      $5.27       +1.79%(1)    -1.94%
Class B Shares                                      4.40       4.50       4.67       +0.93(1)     -2.22
Class C Shares                                      4.40       4.50       4.68       +0.71(1)     -2.22
Class D Shares                                      4.89       5.00       5.13       +1.44(1)     -2.20
Class A Shares--Total Return                                                         +8.55(2)     -1.94
Class B Shares--Total Return                                                         +7.44(3)     -2.22
Class C Shares--Total Return                                                         +7.28(4)     -2.22
Class D Shares--Total Return                                                         +8.11(5)     -2.20

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.300 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.340 per share ordinary income dividends and $0.300 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.291 per share ordinary income dividends and $0.300 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.294 per share ordinary income dividends and $0.300 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.327 per share ordinary income dividends and $0.300 per share capital gains distributions.

Performance
Summary--
Class A Shares+++
                                Net Asset Value        Capital Gains         Dividends
Period Covered                 Beginning   Ending       Distributed            Paid*            % Change**
4/1/83--12/31/83                $ 9.15    $ 9.56             --               $0.120             + 5.85%
1984                              9.56      8.83          $ 0.040              0.090             - 6.34
1985                              8.83     10.65             --                0.120             +22.16
1986                             10.65     11.94            0.530              0.100             +17.86
1987                             11.94      9.90            3.347              0.015             +10.24
1988                              9.90      9.56            0.825              0.145             + 6.39
1989                              9.56      9.09            1.422              0.068             +11.46
1990                              9.09      7.29            0.832              0.489             - 6.19
1991                              7.29      9.18             --                1.320             +45.71
1992                              9.18      4.03            4.123++            1.028             + 6.92
1993                              4.03      3.91             --                0.013             - 2.63
1994                              3.91      3.46            0.266               --               - 4.30
1995                              3.46      4.98            0.097              0.099             +49.85
1996                              4.98      4.92            0.300              0.340             +11.91
1/1/97--4/30/97                   4.92      5.05             --                 --               + 2.64
                                                          -------             ------
                                                    Total $11.782       Total $3.947

                                                         Cumulative total return as of 4/30/97: +337.43%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.
++Figure includes a $0.879 and $3.089 return of capital on 4/22/92 and 4/27/92, respectively.

Performance
Summary--
Class B Shares+++
                                Net Asset Value        Capital Gains         Dividends
Period Covered                 Beginning   Ending       Distributed            Paid*            % Change**
10/21/88--12/31/88              $10.24     $9.55           $0.825             $0.089             + 2.22%
1989                              9.55      9.07            1.422              0.006             +10.70
1990                              9.07      7.19            0.832              0.455             - 7.42
1991                              7.19      8.96             --                1.291             +44.21
1992                              8.96      3.72            4.123++            1.028             + 5.46
1993                              3.72      3.59             --                 --               - 3.49
1994                              3.59      3.13            0.266               --               - 4.99
1995                              3.13      4.43            0.097              0.099             +48.09
1996                              4.43      4.30            0.300              0.291             +10.69
1/1/97--4/30/97                   4.30      4.40             --                 --               + 2.33
                                                           ------             ------
                                                     Total $7.865       Total $3.259

                                                         Cumulative total return as of 4/30/97: +145.02%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
++Figure includes a $0.879 and $3.089 return of capital on 4/22/92 and 4/27/92, respectively.


Performance
Summary--
Class C Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered                 Beginning   Ending       Distributed            Paid*            % Change**
10/21/94--12/31/94               $3.27     $3.13             --                --                - 4.28%
1995                              3.13      4.43           $0.097             $0.099             +48.09
1996                              4.43      4.30            0.300              0.294             +10.76
1/1/97--4/30/97                   4.30      4.40             --                --                + 2.33
                                                           ------             ------
                                                     Total $0.397       Total $0.393

                                                          Cumulative total return as of 4/30/97: +60.65%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

+++See Important Note on page 8.

PERFORMANCE DATA (concluded)


Performance
Summary--
Class D Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered                 Beginning   Ending       Distributed            Paid*            % Change**
10/21/94--12/31/94               $3.61     $3.39             --                --                - 6.09%
1995                              3.39      4.85           $0.097             $0.099             +49.12
1996                              4.85      4.78            0.300              0.327             +11.78
1/1/97--4/30/97                   4.78      4.89             --                --                + 2.30
                                                           ------             ------
                                                     Total $0.397       Total $0.426

                                                          Cumulative total return as of 4/30/97: +60.14%**

  *Figures may include short-term capital gains distributions.
 **Figures do not include sales charge; results would be lower if sales charge was included.


[FN]
+++Important Note:
   Prior to April 27, 1992, Merrill Lynch Healthcare Fund, Inc. was known as Sci/Tech Holdings, Inc. and contained, in addition to a healthcare portfolio, a portfolio of technology securities. The data on pages 4-7 include the performance of the technology portfolio which is no longer part of the Fund. Set forth below are performance data which, for the period before April 27, 1992, include only the performance of the healthcare portfolio and a pro rata allocated portion of Sci/Tech Holdings, Inc.'s cash reserves. On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.

Recent
Performance
Results*
                                                    12 Month           2/01/90 to 4/30/97++
                                                    %Change                % Change
Class A Shares--Total Return                         +8.55%                 +214.92%
Class B Shares--Total Return                         +7.44                  +199.27

++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.
 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.


Average Annual
Total Return


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                        + 4.20%        - 1.27%
2/01/90++ through 3/31/97                 +17.00         +16.13

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.


                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/97                        + 3.04%        - 0.59%
2/01/90++ through 3/31/97                 +16.20         +16.20

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++Due to the inability to completely isolate the performance of
  Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.

SCHEDULE OF INVESTMENTS
MIDDLE                              Shares                                                                  Value   Percent of
EAST         Industries              Held              Investments                           Cost         (Note 1a) Net Assets
Israel       Pharmaceutical--       10,000    Teva Pharmaceuticals Industries,
             Diversified                      Inc. (ADR)*                              $    395,000     $    502,500    0.1%

                                              Total Investments in the Middle East          395,000          502,500    0.1

NORTH
AMERICA

United       Biotechnology         140,000  ++Aphton Corp.                                3,037,750        1,960,000    0.6
States                              50,000  ++Arris Pharmaceutical Corp.                    744,063          537,500    0.2
                                   100,000  ++Biochem Pharma, Inc.                        2,430,000        1,787,500    0.5
                                    80,000  ++Centocor, Inc.                              2,528,534        2,250,000    0.7
                                   250,000  ++Coulter Pharmaceuticals, Inc.               3,000,000        1,968,750    0.6
                                   195,000  ++Emisphere Technologies Inc.                 2,508,753        2,827,500    0.8
                                    20,000  ++IDEC Pharmaceuticals Corporation              517,500          355,000    0.1
                                   412,000  ++Magainin Pharmaceuticals, Inc.              4,267,913        2,987,000    0.9
                                    30,000  ++Neurex Corp.                                  501,876          330,000    0.1
                                    30,000  ++Protein Design Labs, Inc.                     967,719          750,000    0.2
                                    90,000  ++Vical, Inc.                                 1,582,500          945,000    0.3
                                                                                       ------------     ------------  ------
                                                                                         22,086,608       16,698,250    5.0

             Diagnostics           127,500  ++Dianon Systems, Inc.                        1,246,878        1,099,687    0.3
                                    75,000  ++Diatide, Inc.                                 637,500          450,000    0.1
                                   147,000  ++NeoPath, Inc.                               2,558,250        2,296,875    0.7
                                                                                       ------------     ------------  ------
                                                                                          4,442,628        3,846,562    1.1

             Health Care Cost      100,000    Aetna Inc.                                  8,000,652        9,112,500    2.7
             Containment           230,000    Allegiance Corporation                      4,761,492        5,088,750    1.5
                                   200,000    Bergen Brunswig Corp.                       6,447,630        6,825,000    2.0
                                   200,000    Cardinal Health, Inc.                      10,260,201       10,650,000    3.2
                                   110,000  ++Healthcare Compare Corp.                    4,781,969        4,743,750    1.4
                                    15,500    McKesson Corporation                          696,930        1,121,812    0.3
                                   150,000  ++Medpartners, Inc.                           3,299,493        2,737,500    0.8
                                    50,000  ++Pacificare Health Systems Inc.
                                              (Preferred)                                 4,036,875        4,006,250    1.2
                                   100,000  ++Tenet Healthcare Corp.                      2,177,660        2,600,000    0.8
                                   100,000    United Healthcare Corporation               5,084,050        4,862,500    1.5
                                    33,000  ++Walsh International, Inc.                     285,000          284,625    0.1
                                                                                       ------------     ------------  ------
                                                                                         49,831,952       52,032,687   15.5

SCHEDULE OF INVESTMENTS (continued)
NORTH AMERICA                       Shares                                                                  Value   Percent of
(concluded)  Industries              Held              Investments                           Cost         (Note 1a) Net Assets
United       Medical               170,000    Bard (C.R.), Inc.                        $  4,897,364     $  5,397,500    1.6%
States       Specialties           325,000    Baxter International, Inc.                 13,256,699       15,559,375    4.6
(concluded)                        250,000    Becton Dickinson & Company                 11,017,723       11,500,000    3.4
                                    50,000  ++Boston Scientific Corp.                     1,779,750        2,412,500    0.7
                                   200,000  ++Conceptus Inc.                              2,345,999        1,950,000    0.6
                                   100,000    Guidant Corp.                               6,380,600        6,825,000    2.0
                                   100,000  ++Ilex Oncology Inc.                          1,200,000        1,225,000    0.4
                                    75,000  ++InControl, Inc.                             1,071,875          665,625    0.2
                                   165,000  ++KeraVision, Inc.                            2,727,505        1,320,000    0.4
                                    80,000    Medtronic, Inc.                             3,084,113        5,540,000    1.7
                                   410,000  ++Optical Sensors, Inc.                       4,727,813        2,972,500    0.9
                                    75,000  ++Photoelectron Corp.                           637,500          328,125    0.1
                                   600,000  ++ReSound Corp.                               6,292,805        2,400,000    0.7
                                    40,000    Stryker Corporation                         1,245,000        1,305,000    0.4
                                    25,000  ++Ultrafem Inc.                                 526,290          375,000    0.1
                                   155,000  ++VISX, Incorporated                          3,827,500        3,487,500    1.0
                                    70,000  ++VidaMed, Inc.                                 909,584          481,250    0.2
                                                                                       ------------     ------------  ------
                                                                                         65,928,120       63,744,375   19.0

             Pharmaceutical--       30,000    American Home Products
             Consumer                         Corporation                                 1,664,229        1,987,500    0.6
                                   360,000    Bristol-Myers Squibb Co.                   19,746,251       23,580,000    7.0
                                   200,000    Johnson & Johnson Co.                       8,583,879       12,250,000    3.7
                                   275,000    Warner-Lambert Co.                         15,402,083       26,950,000    8.0
                                                                                       ------------     ------------  ------
                                                                                         45,396,442       64,767,500   19.3

             Pharmaceutical--       20,000    Collagen Corporation                          415,700          330,000    0.1
             Diversified           100,000    Schering-Plough Corp.                       7,252,119        8,000,000    2.4
                                                                                       ------------     ------------  ------
                                                                                          7,667,819        8,330,000    2.5

             Pharmaceutical--       50,000  ++ALZA Corp.                                  1,289,040        1,462,500    0.4
             Prescription          120,000    Lilly (Eli) and Co.                         7,559,100       10,545,000    3.1
                                    25,000    Merck & Co., Inc.                           1,713,270        2,262,500    0.7
                                   100,000    Pfizer, Inc.                                6,933,237        9,600,000    2.9
                                   202,500  ++SangStat Medical Corp.                      6,667,346        3,442,500    1.0
                                   620,000  ++Sepracor Inc.                              15,386,245       12,012,500    3.6
                                                                                       ------------     ------------  ------
                                                                                         39,548,238       39,325,000   11.7

                                              Total Investments in North America        234,901,807      248,744,374   74.1

PACIFIC
BASIN

Japan        Pharmaceutical--      170,000    Sankyo Company, Ltd.                        4,043,277        4,555,845    1.4
             Prescription          150,000    Takeda Chemical Industries, Ltd.            3,334,637        3,464,176    1.0

                                              Total Investments in the Pacific
                                              Basin                                       7,377,914        8,020,021    2.4

WESTERN
EUROPE

Denmark      Pharmaceutical--        6,000    Novo Nordisk A/S (Class B)                    460,157          593,663    0.2
             Prescription
                                              Investments in Denmark                        460,157          593,663    0.2

Finland      Pharmaceutical--      200,000    Orion-yhtymae OY (Class B)                  6,124,796        7,501,154    2.2
             Diversified
                                              Investments in Finland                      6,124,796        7,501,154    2.2

Germany      Medical                40,000    Fresenius AG (Preferred)                    6,773,477        8,996,420    2.7
             Specialties            40,000    Fresenius AG (Preferred) (Rights)
                                              (a)                                                 0          154,752    0.0
                                   200,000  ++Fresenius Medical Care
                                               AG (ADR)*                                  3,614,375        5,875,000    1.8
                                                                                       ------------     ------------  ------
                                                                                         10,387,852       15,026,172    4.5

             Pharmaceutical--       20,000    Schering AG                                 1,817,429        1,917,080    0.6
             Prescription

                                              Investments in Germany                     12,205,281       16,943,252    5.1

Sweden       Medical                58,500  ++Biora AB                                      481,119          552,063    0.1
             Specialties

             Pharmaceutical--      150,000    Astra AB 'B' Free (Ordinary)                6,522,053        5,958,681    1.8
             Prescription

                                              Investments in Sweden                       7,003,172        6,510,744    1.9

Switzerland  Pharmaceutical--       12,500    Novartis AG (Registered)                   14,275,809       16,479,973    4.9
             Consumer

             Pharmaceutical--          300    Roche Holdings AG                           2,520,588        2,535,642    0.8
             Prescription

                                              Investments in Switzerland                 16,796,397       19,015,615    5.7

United       Pharmaceutical--      500,000    SmithKline Beecham Corporation
Kingdom      Diversified                      PLC (ADR)*                                  5,953,002        8,050,980    2.4

             Pharmaceutical--       30,000    Glaxo Wellcome PLC                            361,210          590,974    0.2
             Prescription          130,000  ++Pliva d.d. (GDR)** (b)                      1,855,878        2,132,000    0.6
                                   200,000    Zeneca Group PLC                            5,005,386        6,054,272    1.8
                                                                                       ------------     ------------  ------
                                                                                          7,222,474        8,777,246    2.6

                                              Investments in the United Kingdom          13,175,476       16,828,226    5.0

                                              Total Investments in Western Europe        55,765,279       67,392,654   20.1


SCHEDULE OF INVESTMENTS (concluded)
SHORT-TERM                          Face                                                                    Value   Percent of
SECURITIES                         Amount              Investments                          Cost          (Note 1a) Net Assets
             Commercial         $6,919,000    General Motors Acceptance Corp.,
             Paper***                         5.68% due 5/01/1997                      $  6,919,000     $  6,919,000    2.0%
                                                WCP Funding Inc.:
                                 1,630,000      5.45% due 5/05/1997                       1,629,013        1,629,013    0.5
                                 7,000,000      5.58% due 6/10/1997                       6,956,600        6,956,600    2.1

                                              Total Investments in Short-Term
                                              Securities                                 15,504,613       15,504,613    4.6

             Total Investments                                                         $313,944,613      340,164,162  101.3
                                                                                       ============
             Liabilities in Excess of Other Assets                                                        (4,530,017)  (1.3)
                                                                                                        ------------  ------
             Net Assets                                                                                 $335,634,145  100.0%
                                                                                                        ============  ======

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
           ++Non-income producing security.
          (a)The rights may be exercised until 5/19/1997
          (b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

             See Notes to Financial Statements.



PORTFOLIO CHANGES


For the Quarter Ended April 30, 1997


 Additions

 Aetna Inc.
 Bard (C.R.), Inc.
 Bergen Brunswig Corp.
 Biochem Pharma, Inc.
 Biora AB
 Fresenius AG (Preferred) (Rights)
 Guidant Corp.
 IDEC Pharmaceuticals Corporation
 Ilex Oncology Inc.
 Pacificare Health Systems Inc. (Preferred)
*Pharmacia & Upjohn, Inc.
 Schering AG
*Schering-Plough Corporation
*Sequus Pharmaceuticals
 Takeda Chemical Industries, Ltd.
 United Healthcare Corporation
 Walsh International, Inc.


 Deletions

 Amgen, Inc.
 Bayer AG
 Creative BioMolecules, Inc.
 Eisai Co. Ltd.
 Endosonics Corp.
 Genzyme Corp.
 Hoechst AG
 Instrumentarium Corp. (Group A)
 Medi-Ject Corporation
 Nellcor Puritan Bennett, Inc.
 Neurogen Corporation
 North American Vaccine Inc.
*Pharmacia &Upjohn, Inc.
 Pharmacyclics Inc.
 Rhone-Poulenc Rorer Inc.
 Saint Jude Medical, Inc.
*Schering-Plough Corporation
*Sequus Pharmaceuticals
 VOXEL
 Visible Genetics Inc.

*Added and deleted in the same quarter.




STATEMENT OF ASSETS AND LIABILITIES
                    As of April 30, 1997
Assets:             Investments, at value (identified cost--$313,944,613) (Note 1a)                         $340,164,162
                    Foreign cash (Note 1b)                                                                           115
                    Receivables:
                      Securities sold                                                      $    631,183
                      Dividends                                                                 623,111
                      Capital shares sold                                                       402,099        1,656,393
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          30,462
                                                                                                            ------------
                    Total assets                                                                             341,851,132
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,076,321
                      Capital shares redeemed                                                 1,218,511
                      Investment adviser (Note 2)                                               274,906
                      Distributor (Note 2)                                                      164,298        5,734,036
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       482,951
                                                                                                            ------------
                    Total liabilities                                                                          6,216,987
                                                                                                            ------------

Net Assets:         Net assets                                                                              $335,634,145
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  2,406,371
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          4,045,969
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            403,784
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            374,317
                    Paid-in capital in excess of par                                                         268,387,299
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                33,808,367
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         26,208,038
                                                                                                            ------------
                    Net assets                                                                              $335,634,145
                                                                                                            ============

Net Asset           Class A--Based on net assets of $121,529,512 and 24,063,709
Value:                       shares outstanding                                                             $       5.05
                                                                                                            ============
                    Class B--Based on net assets of $178,024,777 and 40,459,694
                             shares outstanding                                                             $       4.40
                                                                                                            ============
                    Class C--Based on net assets of $17,761,804 and 4,037,836
                             shares outstanding                                                             $       4.40
                                                                                                            ============
                    Class D--Based on net assets of $18,318,052 and 3,743,169
                             shares outstanding                                                             $       4.89
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended April 30, 1997
Investment          Dividends (net of $200,042 foreign withholding tax)                                     $  5,117,908
Income              Interest and discount earned                                                               1,347,264
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               6,465,172
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  3,764,088
                    Account maintenance and distribution fees--Class B (Note 2)               2,009,526
                    Transfer agent fees--Class B (Note 2)                                       585,024
                    Transfer agent fees--Class A (Note 2)                                       335,270
                    Account maintenance and distribution fees--Class C (Note 2)                 216,019
                    Printing and shareholder reports                                            127,541
                    Custodian fees                                                              108,657
                    Accounting services (Note 2)                                                103,336
                    Registration fees (Note 1f)                                                  87,087
                    Professional fees                                                            78,991
                    Transfer agent fees--Class C (Note 2)                                        66,485
                    Transfer agent fees--Class D (Note 2)                                        52,595
                    Account maintenance fees--Class D (Note 2)                                   52,139
                    Directors' fees and expenses                                                 36,811
                    Pricing fees                                                                    232
                    Other                                                                        11,061
                                                                                           ------------
                    Total expenses                                                                             7,634,862
                                                                                                            ------------
                    Investment loss--net                                                                      (1,169,690)
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       49,414,402
(Loss) on             Foreign currency transactions--net                                       (235,744)      49,178,658
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (19,461,787)
(Notes 1b, 1c,        Foreign currency transactions--net                                        (14,129)     (19,475,916)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     29,702,742
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 28,533,052
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Year Ended April 30,
                    Increase (Decrease) in Net Assets:                                         1997             1996
Operations:         Investment loss--net                                                   $ (1,169,690)    $ (1,951,370)
                    Realized gain on investments and foreign currency transactions
                    --net                                                                    49,178,658       45,694,034
                    Change in unrealized appreciation/depreciation on investments and
                    foreign currency transactions--net                                      (19,475,916)      34,582,479
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     28,533,052       78,325,143
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                               (16,194,846)      (4,033,407)
(Note 1g):            Class B                                                               (24,903,751)      (5,976,897)
                      Class C                                                                (2,771,712)        (376,208)
                      Class D                                                                (2,411,519)        (455,478)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                            (46,281,828)     (10,841,990)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                      (28,438,055)     159,000,753
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (46,186,831)     226,483,906
                    Beginning of year                                                       381,820,976      155,337,070
                                                                                           ------------     ------------
                    End of year                                                            $335,634,145     $381,820,976
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have
                    been derived from information provided in the                            Class A
                    financial statements.
                                                                                   For the Year Ended April 30,
                    Increase (Decrease) in Net Asset Value:             1997++     1996++    1995++    1994++      1993
Per Share           Net asset value, beginning of year                $   5.27   $   3.81  $   3.87  $   3.59   $   3.63
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .02       (.01)     (.01)     (.02)       .02
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                  .40       1.67       .22       .31       (.06)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .42       1.66       .21       .29       (.04)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --      (.01)        --
                      Realized gain on investments--net                   (.64)      (.20)     (.27)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.64)      (.20)     (.27)     (.01)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   5.05   $   5.27  $   3.81  $   3.87   $   3.59
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   8.55%     44.01%     6.47%     8.19%     (1.10%)
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.40%      1.53%     1.79%     1.55%      1.85%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .32%      (.23%)    (.21%)    (.48%)      .48%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $121,529   $132,083  $ 69,650  $ 70,753   $ 63,528
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 125.94%    133.50%   196.91%   133.58%    103.06%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0803   $  .0977        --        --         --
                                                                      ========   ========  ========  ========   ========


                    The following per share data and ratios have
                    been derived from information provided in the                           Class B++
                    financial statements.
                                                                                    For the Year Ended April 30,
                    Increase (Decrease) in Net Asset Value:              1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of year                $   4.67   $   3.43  $   3.55  $   3.31   $   3.38
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.03)      (.05)     (.04)     (.05)      (.01)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                  .35       1.49       .19       .29       (.06)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .32       1.44       .15       .24       (.07)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --        --         --
                      Realized gain on investments--net                   (.59)      (.20)     (.27)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.59)      (.20)     (.27)       --         --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   4.40   $   4.67  $   3.43  $   3.55   $   3.31
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.44%     42.46%     5.29%     7.25%     (2.07%)
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.44%      2.55%     2.85%     2.56%      2.89%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                 (.72%)    (1.24%)   (1.29%)   (1.52%)     (.41%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $178,025   $207,413  $ 79,485  $ 63,692   $ 33,071
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 125.94%    133.50%   196.91%   133.58%    103.06%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0803   $  .0977        --        --         --
                                                                      ========   ========  ========  ========   ========




                                                                        Class C++                       Class D++

                    The following per share data and                             For the                         For the
                    ratios have been derived from                                Period                          Period
                    information provided in the                                  Oct. 21,                        Oct. 21,
                    financial statements.                      For the Year    1994++++ to    For the Year     1994++++ to
                                                              Ended April 30,    April 30,   Ended April 30,    April 30,
                    Increase (Decrease) in Net Asset Value:   1997       1996      1995      1997      1996       1995
Per Share           Net asset value, beginning
Operating           period                                 $   4.68   $   3.43   $   3.27  $   5.13  $   3.72   $   3.61
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment loss--net                       (.04)      (.05)      (.04)       --+++++ (.02)      (.02)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                           .35       1.50        .20       .39      1.63        .13
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .31       1.45        .16       .39      1.61        .11
                                                           --------   --------   --------  --------  --------   --------
                    Less distributions from realized
                    gain on investments--net                   (.59)      (.20)        --      (.63)     (.20)        --
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $   4.40   $   4.68   $   3.43  $   4.89  $   5.13   $   3.72
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        7.28%     42.76%      4.89%+++  8.11%    43.74%      3.05%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  2.46%      2.52%      3.28%*    1.65%     1.75%      2.44%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income (loss)--net             (.76%)    (1.19%)    (2.13%)*    .06%     (.44%)    (1.23%)*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $ 17,762   $ 20,761   $  1,816  $ 18,318  $ 21,564   $  4,386
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                      125.94%    133.50%    196.91%   125.94%   133.50%    196.91%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate paid++++++     $  .0803   $  .0977         --  $  .0803  $  .0977         --
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Calculation is based on average number of shares outstanding during the period.
                ++++Commencement of Operations.
              ++++++For fiscal years beginning on or after September 1, 1995, the Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Company may also purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Company is authorized to write covered put and call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,169,690 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Company's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Company. As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended April 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:

                                        MLFD          MLPF&S

Class A                                $1,883        $12,924
Class D                                $3,748        $73,273

For the year ended April 30, 1997, MLPF&S received contingent deferred sales charges of $774,273 and $21,653 relating to transactions in Class B and Class C Shares, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


In addition, MLPF&S received $262,491 in commissions on the execution of portfolio security transactions for the Company for the year ended April 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 1997 were $444,370,551 and $511,406,302, respectively.

Net realized and unrealized gains (losses) as of April 30, 1997 were as follows:

                                     Realized     Unrealized
                                 Gains (Losses) Gains (Losses)

Long-term investments            $ 49,415,787  $  26,219,549
Short-term investments                 (1,385)            --
Foreign currency transactions        (235,744)       (11,511)
                                 ------------  -------------
Total                            $ 49,178,658  $  26,208,038
                                 ============  =============

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $26,208,612, of which $49,710,014 related to appreciated securities and $23,501,402 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $313,955,550.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(28,438,055) and $159,000,753 for the years ended April 30, 1997 and April 30, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended April 30, 1997                  Shares        Amount

Shares sold                        10,271,437  $  53,025,059
Shares issued to shareholders in
reinvestment of distributions       2,905,181     14,002,973
                                 ------------  -------------
Total issued                       13,176,618     67,028,032
Shares redeemed                   (14,159,809)   (72,426,600)
                                 ------------  -------------
Net decrease                         (983,191) $  (5,398,568)
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended April 30, 1996                  Shares        Amount

Shares sold                        10,277,222  $  49,677,305
Shares issued to shareholders in
reinvestment of distributions         737,767      3,519,148
                                 ------------  -------------
Total issued                       11,014,989     53,196,453
Shares redeemed                    (4,237,137)   (19,882,706)
                                 ------------  -------------
Net increase                        6,777,852  $  33,313,747
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended April 30, 1997                  Shares        Amount

Shares sold                        10,102,582  $  46,333,840
Shares issued to shareholders in
reinvestment of distributions       5,243,741     22,076,148
                                 ------------  -------------
Total issued                       15,346,323     68,409,988
Automatic conversion of shares       (183,162)      (837,767)
Shares redeemed                   (19,079,607)   (86,243,719)
                                 ------------  -------------
Net decrease                       (3,916,446) $ (18,671,498)
                                 ============  =============


Class B Shares for the
Year  Ended                                         Dollar
April 30, 1996                        Shares        Amount

Shares sold                        31,670,575  $ 137,932,842
Shares issued to shareholders in
reinvestment of distributions       1,257,829      5,333,197
                                 ------------  -------------
Total issued                       32,928,404    143,266,039
Automatic conversion of shares       (274,090)    (1,131,610)
Shares redeemed                   (11,442,314)   (47,991,244)
                                 ------------  -------------
Net increase                       21,212,000  $  94,143,185
                                 ============  =============


Class C Shares for the  Year                        Dollar
Ended April 30, 1997                  Shares        Amount

Shares sold                         2,063,730  $   9,385,246
Shares issued to shareholders in
reinvestment of distributions         595,804      2,508,333
                                 ------------  -------------
Total issued                        2,659,534     11,893,579
Shares redeemed                    (3,061,290)   (13,780,328)
                                 ------------  -------------
Net decrease                         (401,756) $  (1,886,749)
                                 ============  =============


Class C Shares for the
Year Ended                                          Dollar
April 30, 1996                        Shares        Amount

Shares sold                         4,706,948  $  20,619,006
Shares issued to shareholders in
reinvestment of distributions          81,297        344,700
                                 ------------  -------------
Total issued                        4,788,245     20,963,706
Shares redeemed                      (877,644)    (3,793,037)
                                 ------------  -------------
Net increase                        3,910,601  $  17,170,669
                                 ============  =============

Class D Shares for the Year                         Dollar
Ended April 30, 1997                  Shares        Amount

Shares sold                         4,556,042  $  22,861,805
Shares issued to shareholders in
reinvestment of distributions         445,914      2,082,418
Automatic conversion of shares        164,859        837,767
                                 ------------  -------------
Total issued                        5,166,815     25,781,990
Shares redeemed                    (5,626,624)   (28,263,230)
                                 ------------  -------------
Net decrease                         (459,809) $  (2,481,240)
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended April 30, 1996                  Shares        Amount

Shares sold                         5,979,086  $  28,807,012
Shares issued to shareholders in
reinvestment of distributions          85,423        396,362
Automatic conversion of shares        251,321      1,131,610
                                 ------------  -------------
Total issued                        6,315,830     30,334,984
Shares redeemed                    (3,290,897)   (15,961,832)
                                 ------------  -------------
Net increase                        3,024,933  $  14,373,152
                                 ============  =============

5. Commitments:
At April 30, 1997, the Company had entered into foreign exchange contracts under which it had agreed to buy various foreign currencies with an approximate value of $2,712,000.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Healthcare Fund, Inc. as of April 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Healthcare Fund, Inc. as of April 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
June 4, 1997



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President
Jordan C. Schreiber, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863